                                                                   EXHIBIT 10.35

IMPERIAL BANK
Entertainment Industries Group

Subject: CREDIT TERMS AND CONDITIONS

Gentlemen:

     To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you ("Bank"), in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.   Borrower represents and warrants that:

     1. EXISTENCE AND RIGHTS. Borrower is a corporation duly organized and existing and in good standing under the laws of the State of Delaware, without limit as to the duration of its existence and is authorized and in good standing to do business in the State of Texas and California; Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement.

     2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

     3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

     4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     5. FINANCIAL CONDITION. The unaudited balance sheet of Borrower as of March 31, 1996, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

     6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.2 hereof.

     7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

     8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

     9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, under borrowings, or other indebtedness, it will, unless you shall otherwise consent in writing:

     1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

     2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment.

     3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

          a. The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

          b. It shall have set aside on its books reserves (aggregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

     4. FINANCIAL COVENANTS. Borrower shall A) maintain tangible net worth (meaning the excess of all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense, all amounts due from affiliates, officers, directors, stockholders and affiliated entities, and other similar intangible items, over its liabilities) of not less than $25,000,000 increasing to $29,000,000 at 12/31/97; B) maintain a ratio of current assets to current liabilities of not less than 3.0 to 1.0; C) maintain cash and cash equivalent balances of not less than $11,000,000; D) maintain cash and cash equivalents plus trade accounts receivable of not less than 20,000,000; E) maintain cash and cash equivalent balances at Imperial Bank of not less than $4,000,000 and F) beginning with the year end 1997, maintain a ratio of EBIDA (earnings before interest, depreciation and amortization for the 12 months ended as of the date of compliance testing) to debt service (total principal and interest due during the following 12 month period from the date of compliance testing) of not less than 1.25 to 1; all as computed and determined in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower.

Covenant compliance is to be tested on a quarterly basis with the exception of C, D, and E which are to be tested on a monthly basis.


7TH LEVEL, INC.
CREDIT TERMS AND CONDITIONS DATED 9/6/96.

At any point that cash and cash equivalent balances fall below $15,000,000, Borrower shall cause at least 65% of the balances to be held either at Imperial Bank or in investments purchased through Imperial Bank's Investment Department or Imperial Trust Company.

     5. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times during normal business hours; and furnish you:

          a. As soon as available, and in any event within thirty days after the close of each month, financial statements including information necessary to establish compliance with section B.4. above.

          b. As soon as available, and in any event within forty-five (45) days after the close of each quarter of each fiscal year of Borrower, commencing with the quarter next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts (Form 10-Q) as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments.

          c. As soon as available, and in any event within ninety (90) days after the close of each fiscal year of Borrower, an audit report (Form 10-K) of Company as of the close of and for such fiscal year, all in reasonable detail, with the unqualified opinion of accountants satisfactory to you.

          d. Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

     6. NOTICE OF DEFAULT. Promptly notify Bank in writing of the occurrence of any event of default hereunder or which would be such an event upon notice and lapse of time.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

     1. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys in excess of $100,000 other than loans from you except obligations now existing as shown in the financial statement dated March 31, 1996, and excluding those obligations being refinanced by your bank; and loan for the land and building to be constructed in Richardson, Texas; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due or to become due.

     2. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned, other than liens for taxes not delinquent and liens in your favor except for those already existing as of March 31, 1996 and security interests to secure the subject loan limited to the land and building to be constructed in Richardson, Texas.


7TH LEVEL, INC.
CREDIT TERMS AND CONDITIONS DATED 9/6/96.

     3. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity which as defined shall be deducted from the tangible net worth of Borrower, or any other loans or advances other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government, with the exception of investments in commercial paper of a rating not lower than "P-1" or "A-1" as rated by Standard & Poor's and Moody's, respectively; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

     4. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same. Permission for the actions referenced in this paragraph will not be unreasonably withheld by the Bank.

D. The occurrence of any of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

     1. FAILURE TO PAY NOTE. Failure to pay any installment of principal of or interest on any indebtedness of Borrower to you, ten (10) days after its due date.

     2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Letter of Inducement binding upon Borrower, where such breach has a material financial consequence, that could reasonably result in a material adverse effect on the financial condition of the Borrower.

     3. BREACH OF WARRANTY. Any of Borrower's material representations or material warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect, that could reasonably result in a material adverse effect on the financial condition of the borrower.

     4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

     5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period later than five days prior to the date of any proposed sale thereunder, that could reasonably result in a material adverse effect on the financial condition of the Borrower.

     6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

     7. FINANCIAL COVENANTS. Failure to maintain minimum financial covenants as stated.


7TH LEVEL, INC.
CREDIT TERMS AND CONDITIONS DATED 9/6/96.

E.   Miscellaneous Provisions.


     1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

With respect to all future software products of Borrower (and all components thereof including, without limitation, all characters contained therein) and with respect to all subsequently developed, created, acquired, written or produced software products (and all components including, without limitation, all characters contained therein) as soon as any of such software products of Borrower (or any component thereof) (whether or not it is a derivative of a software product, which has already been registered for copyright) may be registered for copyright, the Borrower shall take any and all actions as may be necessary to register and/or cause to be registered all of the Borrower's rights in such software product (and/or all components thereof including, without limitation, all characters contained therein) all in conformity with the laws of the United States of America and any and all relevant foreign jurisdiction; and immediately deliver to the Bank, written evidence of each such filing and/or actual registration of such rights, which rights shall constitute part of the Collateral hereunder and under all other agreements and documents among the Borrower and Bank; and as soon as practicable, execute and deliver to the Bank for filing with the U.S. Copyright Office a copyright mortgage for such software product(s) (and/or component(s) thereof) substantially in the form attached hereto as Exhibit A. In addition, with respect to any of Borrower's current software products (and all components thereof, including, without limitation, all characters contained therein) in the event Borrower registers the copyright for any of such software products or any components thereof, including, without limitation, the characters therein, Borrower shall promptly inform the Bank of such fact and the Borrower shall execute and deliver to Bank for filing with the U.S. Copyright Office a copyright mortgage for such software product(s) (and/or component(s) thereof) substantially in the form hereto as Exhibit A.

The Borrower shall use all reasonable commercial efforts (i) to obtain from all persons, corporations, partnerships, limited liability companies and other entities from whom the Borrower has obtained or from time to time will obtain licenses in connection with the software products which it sells (the "Licensors") the consent of such Licensors to the Borrower's granting to the Bank of a security interest in such licenses, (ii) to obtain from the Licensors their cooperation in connection with the Bank obtaining a perfected first priority security interest in such licenses, which cooperation shall include, without limitation, the execution and delivery by the Licensors of memoranda of licenses and other documents which may be filed in the U.S. Copyright Office to evidence the licenses granted to the Borrower, and (iii) to obtain from Licensors the right of the Bank to have a reasonable period of time in which to foreclose on Borrower's inventory and liquidate the same before said Licensors terminate the right of the Borrower (or the Bank) to sell the remaining inventory.


7TH LEVEL, INC.
CREDIT TERMS AND CONDITIONS DATED 9/6/96.

Executed on behalf of the Borrower by its duly authorized representative.


7th Level, Inc.



By:/s/ David W. Craig              Sept. 6, 1996
   ---------------------------     ------------------------------
                                   Date
Its:CFO
    --------------------------



By:/s/ C. Rominger                 Sept. 6, 1996
   ---------------------------     ------------------------------
                                   Date
Its:Treasurer
    --------------------------


7TH LEVEL, INC.
CREDIT TERMS AND CONDITIONS DATED 9/6/96.

                                 Imperial Bank

                                     NOTE

$6,000,000.00    Beverly Hills, California,      September 6, 1996

On September 6, 2000, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Entertainment Industries Group office, the principal sum of $6,000,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance at the rate of 0.750% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for Interest computation purposes, be considered one year.

Interest shall be payable monthly in addition to principal beginning October 6, 1996, and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. Principal shall be payable in installments of $375,000.00, or more, each installment on the 6/th/ day of each quarter, beginning December 6, 1996. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, Insecure.

     If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extension of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

                                   7th Level, Inc.
                                   /s/ David W. Craig, CFO
                                   /s/ Carolyn Rominger, Treasurer

                                 Imperial Bank

                                     NOTE

$5,000,000.00    Beverly Hills, California,      September 6, 1996

On March 6, 1998, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Entertainment Industries Group office, the principal sum of $5,000,000.00 MAXIMUM, or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance at the rate of 0.500% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for Interest computation purposes, be considered one year.

Interest shall be payable monthly beginning October 6, 1996, and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, Insecure.

     If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extension of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

                                   7th Level, Inc.
                                   /s/ David W. Craig, CFO
                                   /s/ Carolyn Rominger, Treasurer

                                 IMPERIAL BANK
                                  Member FDIC
                          GENERAL SECURITY AGREEMENT
                  (Tangible and Intangible Personal Property)


This Agreement is executed on  September 6, 1996,by 7TH Level, Inc.
(hereinafter called "Obligor"). In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) the proceeds, increase and products of such property all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A. VEHICLE, VESSEL, AIRCRAFT:
-----------------------------

                                    Identification      License or        New
Year   Make/Manufacturer   Model    and Serial No.   Registration No.   or Used
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Engine or other equipment:_______________________________________
(For aircraft original ink signature on copy to FAA)

B. DEPOSIT ACCOUNTS:

Type _________________ Account Number _________ Amount $ __________________

In name of____________________ Depository _________________________________ AND
ALL EXTENSIONS OR RENEWALS THEREOF.

C. ACCOUNTS, INTANGIBLES AND OTHER: (Describe)


       All personal property, whether presently existing or hereafter created or acquired, including but not limited to: All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.



The collateral not in Bank's possession will be located at: 1110 E. Collins Blvd, Ste. 122, Richardson, TX 75081; 1420 Presidential Ave. Richardson. TX 75081; 900 Allen Ave., Glendale, Ca. 9l2Ol; l945 Walnut Hill Lane, Irving, TX 75038; 101 California St., #1775, San Francisco, Ca. 94111; 30 Garfield PI., #600, Cincinnati, Oh. 45202

  [_] If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is

                                                            ("Borrower").

All the terms and provisions on the reverse side hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.

                               Signature
Name                (indicate title, if applicable)      Address

--------------------------------------------------------------------------------
7th Level, Inc.    By /s/ David W. Craig, CFO   1110 E. Collins Blvd.,
--------------------------------------------------------------------------------
                   By /s/ Carolyn Rominger,     Ste. 122 Richardson, TX
--------------------------------------------------------------------------------
                                   Treasurer    75081
--------------------------------------------------------------------------------

Obligor represents, warrants and agrees:

1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, end any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
    (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location,
    (b) Keep the Collateral separate and identifiable.
    (c) Maintain the Collateral in good and saleable condition, repair it if necessary clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
    (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

4.  As to Collateral which is inventory and accounts, Obligor:
    (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.
    (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of Inventory as required by Bank.
    (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
    (d) If not in default, may obtain release of Bank's Interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
    (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
    (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
    (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
    (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest, Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
    (e) Obliger agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent. /s/ DWC
             -------

6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

9. Obligor will give Bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
    (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
    (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
    (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

1l. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy;
(b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due, Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.

    Defaults shall include:
     (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
     (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
     (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
     (d) Any levy or seizure against Borrower or any of the Collateral.
     (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
     (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

14. On transfer of all or any, part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank, Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

              MORTGAGE, ASSIGNMENT AND GRANT OF SECURITY INTEREST
                          WITH RESPECT TO TRADEMARKS


     KNOW ALL MEN BY THESE PRESENTS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, 7th Level, Inc., a Delaware corporation ("Debtor") , the principal offices of which are located at 1110 East Collins Boulevard, Suite 122, Richardson, Texas 75081, does hereby irrevocably mortgage, pledge, assign and grant a continuing security interest to IMPERIAL BANK, a California chartered bank (the "Secured Party" or "Bank") having an office located at 9777 Wilshire Boulevard, Beverly Hills, California 90212, and to the Secured Party's successors and assigns, in and to all right, title and interest of Debtor, now owned or hereafter acquired throughout the universe, in and to all of the trade names, trademarks, service names and/or service marks listed on Schedule A attached hereto, all applications pending with respect thereto and all renewals and extensions thereof and the good will associated with such marks and names (collectively, the "Trademarks"), as security for the payment and performance (whether presently existing or hereafter arising) of any and all indebtedness and obligations of the Debtor to the Bank pursuant to the terms of (i) that certain Credit Terms and Conditions, dated September 6, 1996, by and among Debtor and Secured Party, (ii) the General Security Agreement, by and among Debtor and Secured Party, dated September 6, 1996, (iii) all promissory notes of Debtor in favor of Secured Party now existing or hereafter executed by Debtor and (iv) all other agreements and documents among Debtor and Secured Party now existing or hereafter entered into, as any of the foregoing may be amended or modified from time to time (collectively the "Loan Documents"). The obligations of Debtor to Bank pursuant to the Loan Documents are also secured by other personal property of Debtor pursuant to the Loan Documents.

     This Mortgage, Assignment and Grant of Security Interest With Respect to Trademarks is subject to all of the applicable terms and conditions in the Loan Documents. Upon the occurrence of a default or breach by the Debtor under any of the Loan Documents, the Bank may exercise any and all rights and remedies of the Bank under the Loan Documents, and the laws of State of California and of the United States of America and any other relevant jurisdictions.

     The Debtor does hereby irrevocably appoint the Bank as such Debtor's attorney in fact to do all acts and things permitted or contemplated by the terms hereof and/or the Loan Documents. This power of attorney is coupled with an interest and is irrevocable.

     The Debtor agrees that if any person, corporation, partnership, trust, limited liability company, or other entity, shall do or perform any acts which the Bank believes (i) constitutes a trademark infringement on any of the Trademarks, (ii) infringes any right of the Debtor or the Bank, or (iii) constitutes an unauthorized or unlawful use thereof, then the Bank may and shall have the right to take such steps and institute such suits or proceedings as the Bank may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties, but the Bank shall not be obligated to do any of the foregoing. The Bank may take such steps or institute such suits or proceedings in its own name or in the name of the Debtor or in the names of the parties jointly.

     This Mortgage, Assignment and Grant of Security Interest With Respect to Trademarks shall in all respects be subject to, construed in accordance with and governed by, the laws of the State of California without giving effect to that State's choice of law rules.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of September 6, 1996.


                                        7TH LEVEL, INC.,
                                        A DELAWARE CORPORATION


                                        By:  /s/ David W. Craig
                                             -----------------------------------

                                        Its:  CFO
                                              ----------------------------------

ALL-PURPOSE ACKNOWLEDGMENT

==============================================================================================================================
State of Texas      )                                                                            CAPACITY CLAIMED
County of   Dallas      )                                                                           BY SIGNER
On  Sept. 6          , 1996_before me, Shelly Roberts                               *  INDIVIDUAL(S)
    -----------------                  ----------------------------                 *X  CORPORATE ____________________________
        DATE                                                                         OFFICER(S)            CFO
personally appeared   David W. Craig                                                          --------------------------------
                    -----------------------------------------------                                        TITLE(S)
                                 NAME(S) OF SIGNER(S)                               *  PARTNER(S)
                                                                                    *  ATTORNEY-IN-FACT
*X   personally known to me -OR-                                                    *  TRUSTEE(S)
                                                                                    *  SUBSCRIBING WITNESS
*    proved to me on the basis of satisfactory evidence to be the                   *  GUARDIAN/CONSERVATOR
     person(s) whose name(s) is/are subscribed to the within                        *  OTHER:_________________________________
     instrument and acknowledged to me that he/she/they executed
     the same in his/her/their authorized capacity(ies), and                        __________________________________________
     that by his/her/their signature(s) on the instrument the
     person(s), or the entity upon behalf of which the person(s)                    __________________________________________
     acted, executed the instrument.
                                                                                    SIGNER IS REPRESENTING:
     Witness my hand and official seal.                                             NAME OF PERSON(S) OR ENTITY(IES)

                                                                                      7/th/ Level, Inc.
          /s/ Shelly Roberts                                                        ------------------------------------------
     --------------------------------------------------------------
         SIGNATURE OF NOTARY                                                        __________________________________________

                                                                                    __________________________________________

==============================================================================================================================
                                                       OPTIONAL SECTION
THIS CERTIFICATE MUST BE ATTACHED TO THE                  TITLE OR TYPE OF DOCUMENT:   Mortgage, Assignment and Grant of
DOCUMENT DESCRIBED AT RIGHT:                                                           ---------------------------------
--------------------------------                          Security Interest With Respect to Copyrights and Other Collateral
Though the data requested here is not required by law,    -----------------------------------------------------------------
it could prevent fraudulent reattachment of this form.
                                                          NUMBER OF PAGES________DATE OF DOCUMENT_____________

                                                          SIGNER(S) OTHER THAN NAMED ABOVE  xxx
==============================================================================================================================

                                  SCHEDULE A
                                  ----------

                           DESCRIPTION OF TRADEMARKS
                           -------------------------


DEBTOR:                             7th Level, Inc.,
------
                                    a Delaware corporation


SECURED PARTY:                      Imperial Bank, a California chartered bank
-------------

                                 Regis. or  Regis. or
     Mark                        File No.   Serial No.  Filing Date
     ----                        ---------  ----------  -----------
     7th Level                      21,643   1,867,516     12/13/94

     Virgil Reality                 21,786  74/381,029      4/19/93

     Tuneland                       21,907   1,870,434     12/27/94

     Desktop Playground             22,534   1,907,829      7/25/95

     Earmax                         22,861  74/508,151      3/30/94

     Top Gun                        22,943  74/511,906      4/13/94

     Infinity One                   23,170  74/557,316       8/4/94

     Battle Beast                   23,548  74/636,527      2/21/95

     Lil' Howies Fun House          23,555  74/628,554       2/1/95

     The Great Word Adventure       23,571  74/628,613       2/2/95

     Alphabot                       23,610  74/636,529      2/21/95

     Arcade America                 23,611  74/636,546      2/21/95

     Take Your Best Shot            23,643   1,953,162      1/30/96

     Genome                         23,702  74/660,520      4/13/95

     Shark Boy                      23,963  74/700,373      7/12/95

     Musicopolis                    24,243  75/002,813     10/10/95

     IQN                            24,350  75/028,642      12/6/95

     Kid's World                    24,407  75/039,371       1/2/96

     The Great Math Adventure       24,437  75/055,193       2/8/96

     The Great Reading
      Adventure                     24,438  75/055,197       2/8/96

     The Great Writing
      Adventure                     24,438  75/055,196       2/8/96

     The Great Geo-
     graphy Adventure               24,515  75/067,485       3/5/96

     Digibot                        24,518  75/077,913      3/25/96

     Edubot                         24,519  75/077,912      3/25/96

     Cold Blooded                   24,536  75/075,030      3/19/96

     Finn                           24,537  75/075,031      3/19/96

     The Universal Order            24,576  75/085,935       4/9/96

     Netcomix                       24,591  75/098,790       5/6/96

     The Great Grammar
      Adventure                     24,629  75/098,789       5/6/96

     Studio 7                       24,699

     Annie                          24,732   1,787,986      8/17/93

              MORTGAGE, ASSIGNMENT AND GRANT OF SECURITY INTEREST
                WITH RESPECT TO COPYRIGHTS AND OTHER COLLATERAL


          KNOW ALL MEN BY THESE PRESENTS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, 7th Level, Inc., a Delaware corporation ("Debtor") , the principal offices of which are located at 1110 East Collins Boulevard, Suite 122, Richardson, Texas 75081, does hereby irrevocably mortgage, pledge, assign and grant a continuing security interest to IMPERIAL BANK, a California chartered bank (the "Secured Party" or "Bank") having an office located at 9777 Wilshire Boulevard, Beverly Hills, California 90212, and to the Secured Party's successors and assigns, in and to all right, title and interest of Debtor, now owned or hereafter acquired throughout the universe, in and to all of the collateral described in Schedule A attached hereto including, without limitation, (a) the "Software Products" (as such term is defined on Schedule A attached hereto), (b) the "Animation Characters" (as such term is defined on Schedule A attached hereto), (c) all "Literary Properties" (as such term is defined in Schedule A attached hereto), (d) all copyrights in and related to the foregoing (including any and all renewals and extensions thereof) and all accounts, accounts receivable and contracts receivable generated by such copyrights, and (e) all other collateral described in Schedule A attached hereto (all of the foregoing collateral is hereinafter severally and collectively referred to as the "Collateral"), as security for the payment and performance (whether presently existing or hereafter arising) of any and all indebtedness and obligations of the Debtor to the Bank pursuant to the terms of (i) that certain Credit Terms and Conditions, dated September 6, 1996, by and among Debtor and Secured Party, (ii) the General Security Agreement, by and among Debtor and Secured Party, dated September 6, 1996, (iii) all promissory notes of Debtor in favor of Secured Party now existing or hereafter executed by Debtor and (iv) all other agreements and documents among Debtor and Secured Party now existing or hereafter entered into, as any of the foregoing may be amended or modified from time to time (collectively the "Loan Documents").

          This Mortgage, Assignment and Grant of Security Interest With Respect to Copyrights and Other Collateral is subject to all of the applicable terms and conditions in the Loan Documents. Upon the occurrence of a default or breach by the Debtor under any of the Loan Documents, the Bank may exercise any and all rights and remedies of the Bank under the Loan Documents, and the laws of State of California and of the United States of America and any other relevant jurisdictions.

          The Debtor does hereby irrevocably appoint the Bank as such Debtor's attorney in fact to do all acts and things permitted or contemplated by the terms hereof and/or the Loan Documents. This power of attorney is coupled with an interest and is irrevocable.

          The Debtor agrees that if any person, corporation, partnership, trust, limited liability company, or other entity, shall do or perform any acts which the Bank believes (i) constitutes a copyright infringement on any of the Literary Properties, any of the Software Products or any of the Animation Characters, (ii) constitutes a plagiarism or violation, (iii) infringes any right of the Debtor or the Bank, or (iv) constitutes an unauthorized or unlawful distribution, exhibition, or use thereof, then the Bank may and shall have the right to take such steps and institute such suits or proceedings as the Bank may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties, but the Bank shall not be obligated to do any of the foregoing. The Bank may take such steps or institute such suits or proceedings in its own name or in the name of the Debtor or in the names of the parties jointly.

          This Mortgage, Assignment and Grant of Security Interest With Respect to Copyrights and Other Collateral shall in all respects be subject to, construed in accordance with and governed by, the laws of the State of California without giving effect to that State's choice of law rules.

          IN WITNESS WHEREOF, the undersigned have executed this instrument as of September 6, 1996.


                            7TH LEVEL, INC.,
                            A DELAWARE CORPORATION


                            By:   /s/ David W. Craig
                                  ------------------------------------------

                            Its:  CFO
                                  ------------------------------------------

================================================================================================================
ALL-PURPOSE ACKNOWLEDGMENT
State of Texas      )                                                 CAPACITY CLAIMED
County of Dallas        )                                                BY SIGNER

On Sept. 6               , 1996 before me, Shelly Roberts
   ----------------------                  -------------------------          x  INDIVIDUAL(S)
    DATE                                                                      x  CORPORATE ______________________
personally appeared David W. Craig                                              OFFICER(S)---CFO-----------------
                   ----------------------------------                                          TITLE(S)
                          NAME(S) OF SIGNER(S)                                x PARTNER(S)
                                                                              x ATTORNEY-IN-FACT
                                                                              x TRUSTEE(S)
                                                                              x SUBSCRIBING WITNESS
xx   personally known to me -OR-                                              x GUARDIAN/CONSERVATOR
x    proved to me on the basis of                                             x OTHER:___________________________
     satisfactory evidence to be the
     person(s) whose name(s) is/are                                           ___________________________________
     subscribed to the within
     instrument and acknowledged to                                           ___________________________________
     me that he/she/they executed
     the same in his/her/their                                                SIGNER IS REPRESENTING:
     authorized capacity(ies), and                                            NAME OF PERSON(S) OR ENTITY(IES)
     that by his/her/their
     signature(s) on the instrument                                           ___7th Level, Inc._________________
     the person(s), or the entity
     upon behalf of which the                                                 ___________________________________
     person(s) acted, executed the
     instrument.                                                              ___________________________________

     Witness my hand and official
     seal.


   /s/ Shelly Roberts
   -----------------------------------------
   SIGNATURE OF NOTARY



================================================================================================================
                               OPTIONAL SECTION

THIS CERTIFICATE MUST BE           TITLE OR TYPE OF DOCUMENT:   Mortgage, Assignment and
                                                                ------------------------
ATTACHED TO THE DOCUMENT           Grant of Security Interest With Respect to Copyrights
                                   ----------------------------------------------------
DESCRIBED AT RIGHT:                and Other Collateral
                                   --------------------
--------------------------------

Though the data requested here
is not required by law, it        NUMBER OF PAGES __________ DATE OF DOCUMENT ___________
could prevent fraudulent
reattachment of this form.        SIGNER(S) OTHER THAN NAMED ABOVE  xxx

=============================================================================================

                                   SCHEDULE A
                                   ----------

                           DESCRIPTION OF COLLATERAL
                           -------------------------


DEBTOR:                    7th Level, Inc.,
------
                           a Delaware corporation


SECURED PARTY:             Imperial Bank, a California chartered bank
-------------


The term "Collateral" shall mean all of Debtor's now owned or hereafter acquired personal property, including, without limitation, all assets, accounts, accounts receivable, goodwill, contract rights, license agreements, distribution agreements, Rights-In-Agreements, general intangibles, inventory, equipment, fixtures, goods, documents, instruments, returned merchandise, chattel paper, trade names, trade marks, service names and service marks, all applications with respect thereto and all renewals and extensions thereof (including, without limitation, those listed on Exhibit 1 attached hereto), and the good will associated with such marks and names, cash, deposit accounts, policies of insurance and all products, replacements or substitutions for, and proceeds (including, without limitation, insurance proceeds) of, and accessions, accretions and additions to any and all of the foregoing property and interests in property, and all books and records relating to any of the foregoing Collateral. Without in any way limiting the generality of the foregoing, the Collateral shall specifically include all of Debtor's right, title and interest, now owned or hereafter acquired, throughout the entire universe, in and to each and all of the following:

          1. All Software Products (whether such Software Products are in preproduction, production, principal photography, post-production or completed), Animation Characters and Literary Properties, including, without limitation, all of Debtor's right, title and interest in and to:

               1.1 All common law and statutory copyrights and copyright registrations, and applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, the Animation Characters, the Literary Properties or any parts thereof or any underlying or component element of any Software Product, Animation Character or Literary Property, including, but not limited to, all copyrights on the property described in Paragraphs 1.2 through 1.5 hereof together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of the Secured Party to sue in its own name and/or in the name of any Debtor for past, present and future infringements of copyright (collectively, the "Copyrights");

               1.2 All rights in and to all music, musical compositions, lyrics and recordings used and to be used in, or derived from, any of the Software Products, including, without limitation, all rights to record, re-record,

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

          produce, reproduce, license, synchronize or publish all or any of said music and musical compositions;

               1.3 All physical properties of every kind or nature of or relating to any of the Software Products and Animation Characters and all versions thereof, to the extent now or hereafter in existence, including, without limitation, exposed film, developed film, positives, negatives, prints, answer prints, special effects, preprint materials (including, without limitation, negatives, positives, duplicate negatives, inter-negatives, inter-positives, color reversals, intermediates, lavenders, fine grain master prints and matrixes, master tapes, discs, cassettes and cartridges, soundtracks, recordings, audio and video tapes, discs, cassettes and cartridges, master magnetic tracks, other optical soundtrack recordings and music cue sheets, and all other forms of preprint elements used in any way to produce prints or other copies or additional preprint elements, whether now known or hereafter devised or created), audio and video tapes, cassettes and discs (including, without limitation, 8mm, CD-I, CD-ROM and DVD) of all types and gauges and any and all other physical properties of every kind and nature relating to any of the Software Products and Animation Characters in whatever state of completion (all of the foregoing collectively referred to as the "Physical Materials"), and any and all rights of access to removal and transfer of, and duplication and reproduction of, any and all of the Physical Materials;

               1.4 All production, sale, distribution, subdistribution, leasing, subleasing, license, sublicense, exhibition, telecasting, broadcasting, transmission, ancillary, publishing, spinoff, collateral, allied, subsidiary, remake, sequel, merchandising and other exploitation rights pertinent or related to the Software Products and Animation Characters, including, without limitation, the following: (i) all rights throughout the world to sell copies of the Software Products and Animation Characters in the form of cassettes, cartridges, tapes, discs (including, without limitation, CD-I, CD-ROM and DVD), stills, posters, magazines, books or any other devices now known or hereafter created, conceived or devised; and (ii) all other merchandising rights, including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tie-ups of any kind arising out of or connected with the Literary Properties, the Software Products, the Animation Characters, and the title or titles of the Software Products, the Animation Characters and Literary Properties.

               1.5 All accounts, accounts receivable, general intangibles, contract rights and other rights which may arise or may have arisen in connection with the creation, production, distribution, subdistribution, exhibition, telecasting, publishing, broadcasting, licensing, sublicensing, renting,

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------


          leasing, subleasing, sale, merchandising or other exploitation of all or any part of the Software Products, the Animation Characters, the Literary Properties and/or copies thereof.

               1.6 All products and proceeds of, replacements and substitutions for and accessions, accretions and additions to any or all of the foregoing.

"LITERARY PROPERTIES"
---------------------

The term "Literary Properties" shall mean all literary and other properties which are or may form the basis of any Software Product or which are or may be incorporated into any Software Product, including, without limitation all preliminary and final computer programs (including, without limitation, all computer source codes and object codes), software, software engines, photoplays, treatments, scenarios, screenplays, scripts, bibles and storyboards at every stage thereof used or to be used in connection with any Software Product; all component parts of any Software Product consisting of such literary or other properties; and all other literary material upon which any Software Product is or may be adapted or based in whole or in part; in each case whether now in existence or hereafter made, produced, created, acquired or written and whether or not in possession of Debtor. The Literary Properties include, without limitation, those listed on Exhibit 2 hereto.



"ANIMATION CHARACTERS"
----------------------

The term "Animation Characters" shall mean all animation characters contained in or which form the basis of any Software Product and/or Literary Property or which may be incorporated into any Software Product or Literary Property. The Animation Characters include, without limitation, those listed on Exhibit 2 attached hereto.


"SOFTWARE PRODUCTS"
-------------------

The term "Software Products" shall mean all entertainment, educational, commercial and other interactive and non-interactive software properties in which Debtor now has or hereafter acquires any right, title or interest including, without limitation, the software titles and/or the components thereof listed in Exhibit 2 attached hereto.

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------


"RIGHTS-IN AGREEMENTS"
----------------------

The term "Rights-In Agreements" shall mean any agreement, arrangement or understanding now existing or hereafter entered into, to which Debtor, directly or by assignment, other transfer or operation of law, is a party and pursuant to which Debtor has been granted, sold, conveyed, licensed, sublicensed, leased, subleased or otherwise transferred rights with respect to the creation, production, manufacture, sale, distribution, subdistribution, leasing, subleasing, license, sublicense, exhibition, telecasting, broadcasting or other exploitation of any Software Product or any elements thereof and/or the Copyrights in any of the foregoing.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, DEBTOR DOES NOT HEREBY PLEDGE, MORTGAGE, ASSIGN, HYPOTHECATE OR GRANT A SECURITY INTEREST IN (I) ANY AGREEMENT OR CONTRACT WHICH BY THE TERMS OF WHICH MAY NOT BE PLEDGED, MORTGAGED, ASSIGNED, HYPOTHECATED OR ENCUMBERED WITHOUT THE CONSENT OF THE OTHER PARTY OR PARTIES THERETO OR (II) ANY COPYRIGHT OR COPYRIGHTABLE PROPERTY WHICH BY THE TERMS OF THE AGREEMENT OR CONTRACT PURSUANT TO WHICH DEBTOR ACQUIRED ITS RIGHTS IN SUCH COPYRIGHT OR COPYRIGHTABLE PROPERTY, MAY NOT BE PLEDGED, MORTGAGED, ASSIGNED, HYPOTHECATED OR ENCUMBERED, WITHOUT THE CONSENT OF THE OTHER PARTY OR PARTIES THERETO, IN EACH CASE WHERE SUCH CONSENT HAS NOT BEEN OBTAINED.

                                   EXHIBIT 1
                                   ---------

                           DESCRIPTION OF TRADEMARKS
                           -------------------------


DEBTOR:                    7th Level, Inc.,
------
                           a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

                                 Regis. or  Regis. or
Mark                             File No.   Serial No.  Filing Date
----                             ---------  ----------  -----------

7th Level                        21,643   1,867,516     12/13/94

Virgil Reality                   21,786  74/381,029      4/19/93

Tuneland                         21,907   1,870,434     12/27/94

Desktop Playground               22,534   1,907,829      7/25/95

Earmax                           22,861  74/508,151      3/30/94

Top Gun                          22,943  74/511,906      4/13/94

Infinity One                     23,170  74/557,316       8/4/94

Battle Beast                     23,548  74/636,527      2/21/95

Lil' Howies Fun House            23,555  74/628,554       2/1/95

The Great Word Adventure         23,571  74/628,613       2/2/95

Alphabot                         23,610  74/636,529      2/21/95

Arcade America                   23,611  74/636,546      2/21/95

Take Your Best Shot              23,643   1,953,162      1/30/96

Genome                           23,702  74/660,520      4/13/95

Shark Boy                        23,963  74/700,373      7/12/95

Musicopolis                      24,243  75/002,813     10/10/95

IQN                              24,350  75/028,642      12/6/95


DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation No.       Filing Date
       MARK                                                 -----------
       ----

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

Kid's World                      24,407  75/039,371      1/2/96

The Great Math Adventure         24,437  75/055,193      2/8/96

The Great Reading
 Adventure                       24,438  75/055,197      2/8/96

The Great Writing
 Adventure                       24,438  75/055,196      2/8/96

The Great Geo-
 graphy Adventure                24,515  75/067,485      3/5/96

Digibot                          24,518  75/077,913      3/25/96

Edubot                           24,519  75/077,912      3/25/96

Cold Blooded                     24,536  75/075,030      3/19/96

Finn                             24,537  75/075,031      3/19/96

The Universal Order              24,576  75/085,935      4/9/96

Netcomix                         24,591  75/098,790      5/6/96

The Great Grammar
 Adventure                       24,629  75/098,789      5/6/96

Studio 7                         24,699

 Annie                           24,732   1,787,986      8/17/93

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation No.       Filing Date
      MARK                                                  -----------
      ----
SECURED PARTY:             Imperial Bank, a California chartered bank
-------------




     United Kingdom
     --------------
     Battle Beast           23,949  2025258  6/26/95

     Arcade America         23,951  2025260  6/28/95

     7th Level              23,976  2026709  7/12/95

     Germany
     -------

     Battle Beast           23,950  WZ41168  6/28/95

     Arcade America         23,952  WZ41169  6/28/95

     7th Level              23,975  WZ41262  7/13/95

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

                                   EXHIBIT 2

                          List of Literary Properties
                          ---------------------------

1.

2.

3.



                          List of Animation Characters
                          ----------------------------

Title                 Character's Name      Date of         Registration
----------------  ------------------------  Registration    Number
                                            ------------    -------------

Cold Blooded      Child Finn / CB
Cold Blooded      Teen Finn / CB
Cold Blooded      Action Finn / CB
Cold Blooded      Finn / CB
Cold Blooded      Willem / CB
Cold Blooded      Rudolph / CB
Cold Blooded      Halfbeard / CB
Cold Blooded      Auntie Claws / CB
Cold Blooded      Drul Brynner / CB
Cold Blooded      Wax Dummies / CB
Cold Blooded      Moby / CB
Cold Blooded      Lucretius (Lenny) / CB
Cold Blooded      Lucretius 3D Eye / CB
Cold Blooded      Squigglies / CB
Cold Blooded      Mara / CB
Howie 2           Stinky / H2               Feb/01/96       VAu354-836

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

Title             Character's Name          Date of             Registration
-----             ----------------
                                            Registration        Number
                                            ------------        ------------
Howie 2           Alphabot / H2             Feb/01/96             VAu354-834
Howie 2           Sarabear / H2             Feb/01/96             VAu354-835
Howie 2           Ladybear / H2             Feb/01/96             VAu354-833
Howie 2           Gus the Goose / H2        Feb/01/96             VAu354-832
Howie 2           Manny the Moose / H2      Feb/01/96             VAu358-222
Howie 2           Drippy the Duck / H2      Feb/01/96             VAu358-220
Howie 2           Don the Round Worm / H2   Feb/01/96             VAu354-842
Howie 2           Walleye Rabbit / H2       Feb/01/96             VAu354-831
Howie 2           Wacky the Squirrel / H2   Feb/01/96             VAu354-841
Howie 2           Macky the Squirrel / H2   Feb/01/96             VAu354-840
Howie 2           Stuffy the Pig / H2       Feb/01/96             VAu354-839
Howie 2           Croc the Crocodile / H2   Feb/01/96             VAu354-838
Howie 2           Ardy the Aardvark / H2    Feb/01/96             VAu354-837
Howie 2           Possy the Possum / H2     Feb/02/96             VAu332-575
Howie 2           Old Bill the Goat / H2    Feb/01/96             VAu354-830
Howie 2           Woody the Woodchuck / H2  Feb/01/96             VAu354-843
Howie 2           Beav the Beaver / H2      Feb/02/96             VAu332-577
Battle Beasts     Sparky / BB               Feb/13/96
Battle Beasts     Sparticus / BB            Feb/13/96
Battle Beasts     Kuli / BB                 Feb/13/96
Battle Beasts     Kulapesh / BB             Feb/13/96
Battle Beasts     Vernie / BB               Feb/13/96
Battle Beasts     Vermie / BB               Feb/13/96             VAu357-002
Battle Beasts     Nicky / BB                Feb/13/96             VAu357-001
Battle Beasts     Nasator / BB              Feb/13/96

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

Title             Character's  Name         Date of               Registration
-----             -----------------
                                            Registration          Number
                                            ------------          ------
Battle Beasts     Tor / BB                  Feb/13/96
Battle Beasts     Torkuda / BB              Feb/13/96
Battle Beasts     Mortie / BB               Feb/13/96
Battle Beasts     Morden  BB                Feb/13/96
Battle Beasts     Toad / BB                 Feb/13/96
Battle Beasts     Beast Toad / BB           Feb/13/96
Battle Beasts     The General / BB          April/25/96           VAu295-565
Battle Beasts     Toadman / BB              April/25/96           VAu295-566
Battle Beasts     Wart / BB                 April/25/96           VAu329-767
Arcade America    Belch / AA                Feb/21/95             VAu319-216
Arcade America    Bluefood / AA             Feb/21/95             VAu330-768
Arcade America    Broadway Bill / AA        Feb/23/95             VAu329-321
Arcade America    Clamp / AA                Feb/21/95             VAu319-214
Arcade America    Joey / AA                 Feb/21/95             VAu319-213
Arcade America    Lil' Suzie / AA           Feb/21/95             VAu319-212
Arcade America    Plant / AA                Feb/21/95             VAu319-291
Arcade America    The Roadkill / AA         Feb/21/95             VAu319-209
Arcade America    Rotunda Splat / AA        Feb/21/95             VAu319-211
Arcade America    Surf / AA                 Feb/21/95             VAu319-210
Arcade America    Wedgie / AA               Feb/21/95             VAu319-215
Arcade America    Bat / AA                  Feb/27/95             VAu325-497
Arcade America    Skull / AA                Feb/27/95             VAu321-061

                  List of Software Titles
Title             ------------------------  Date of Registration  Registration
-----                                       --------------------  Number
                                                                  -------------
Arcade America                              Feb/27/95

DEBTOR:                    7th Level, Inc,
------                     a Delaware corporation

SECURED PARTY:             Imperial Bank, a California chartered bank
-------------

Title                      Character's Name      Date of          Registration
-----                      ----------------
                                                 Registration     Number
                                                 ------------     ------------
Joey's Room                                      Feb/27/95        PAu 1-983-020
Cold Blooded
Howie 2
Battle Beasts